Financial instruments fair value risk	12 Months Ended
Dec. 31, 2025
Financial instruments fair value risk
Financial instruments fair value risk

17. Financial instruments fair value risk

Assets and liabilities carried at fair value

Derivatives and other cash equivalents are valued using valuation techniques with market observable inputs (level 2). There are no derivatives and other cash equivalents valued at quoted prices for identical instruments (level 1) or not based on observable market data (level 3). Bonds issued by the Group are measured at amortised cost. The fair value of these bonds using quoted prices in active markets (Level 1 of the fair value hierarchy) is €2,998 million. The models incorporate various inputs including the credit quality of counterparties, foreign exchange spot and forward rates, interest rate curves and forward rate curves of the underlying commodities.

The put option to acquire non-controlling interests in Magnum RFM Ice Cream Inc from RFM Corporation has been valued at the redemption value with subsequent changes in finance costs (Level 3). The redemption value is derived from a formula defined in the shareholder agreement which uses historical financial information, multipliers, and CPI adjustments. The impact in 2025 income statement due to the put option is a gain of €12 million (2024: gain of €6 million, 2023: nil).

Other financial assets and liabilities

Cash and short-term deposits, trade and other current receivables, overdrafts, trade payables and other current liabilities have fair values that approximate to their carrying amounts due to their short-term nature.

Related party loans with Unilever, lease liabilities and non-current receivables and payables have a fair value considered to be materially equal to the carrying value based on the net present value of the anticipated future cash flows associated with these instruments using rates currently available for debt on similar terms, credit risk and remaining maturities.